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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                      FORM 8-K/A

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


          DATE OF REPORT (Date of earliest event reported):  JUNE 19, 1998

                        Commission file number:  000-23735

                          PRECEPT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in its charter)

                   Texas                                 75-2487353
       (State or other jurisdiction of                (I.R.S. Employer
        incorporation or organization)               Identification No.)

   1909 Woodall Rodgers Freeway, Suite 500                 75201
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (214) 754-6600


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                                       1

ITEM I.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 19, 1998, Precept Business Services, Inc. a Texas corporation (the "Company" or "Precept"), through a wholly owned subsidiary, acquired all of the issued and outstanding stock of MBF Corporation, a Louisiana corporation ("MBF"), pursuant to that certain Stock Purchase Agreement dated as of June 13, 1998 by and among the Company, Precept Business Products, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, MBF and J.D. Greco, the President and sole stockholder of MBF. Louisiana-based MBF is a single source distributor of printed products, distribution services and information solutions.

     On June 30, 1998, Precept, through a wholly owned subsidiary, acquired all of the issued and outstanding stock of Mail/Source, Inc., a Louisiana corporation ("Mail Source"), pursuant to that certain Stock Purchase Agreement dated as of June 30, 1998 by and among Precept, Precept Business Products, Inc., Mail Source and three trusts, each representing a son or daughter of J.D. Greco. Louisiana-based Mail Source is a full service mail fulfillment company serving customers primarily in the southeastern part of the United States.

     To the best knowledge of Precept, at the time of the acquisition of MBF and Mail Source, there was no material relationship between (i) MBF and Mail Source on the one hand and (ii) Precept, or any of its affiliates, its shareholders, any director or officer of Precept, or any associate of such director or officer on the other, except that J.D. Greco was a shareholder of both MBF and Mail Source.

     The aggregate consideration paid by Precept as a result of the acquisition of MBF was $10,570,111 paid by the issuance of 3,796,735 shares of Precept's Class A Common Stock, par value $.01. The aggregate consideration paid by Precept as a result of the acquisition of Mail Source was $959,711 paid by the issuance of 289,724 shares of Precept's Class A Common Stock. The consideration for the acquisitions was determined by arms-length negotiations between the parties to the stock purchase agreements.

     The combined financial statements of MBF and Mail Source for the year ended June 30, 1998 are presented in this report, along with the report of the independent auditors. Since the acquisition of Mail Source was not completed until June 30, 1998 and since it was not feasible to provide the audited financial statements of the combined operations until present, this report is considered by Precept to be a timely filing of the required financial statements of the businesses acquired.

ITEM 7.   FINANCIAL STATEMENTS

     Item 7 (a) - Financial Statements of Businesses Acquired


                                MBF CORPORATION
                               MAIL/SOURCE, INC.
                    INDEX TO COMBINED FINANCIAL STATEMENTS


     Description                                                         Page
     -----------                                                         ----

Report of Independent Auditors. . . . . . . . . . . . . . . . . . . .     4

Combined Balance Sheet at June 30, 1998 . . . . . . . . . . . . . . .     5

Combined Statement of Income and Changes in Retained Earnings for
   the year ended June 30, 1998 . . . . . . . . . . . . . . . . . . .     6

Combined Statement of Cash Flows for the year ended June 30, 1998 . .     7

Notes to Combined Financial Statements. . . . . . . . . . . . . . . .     8

                         Report of Independent Auditors


Board of Directors
Precept Business Services, Inc.


We have audited the accompanying combined balance sheet as of June 30, 1998, of the corporations listed in Note 1, and the related combined statements of income and changes in retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position at June 30, 1998, of the corporations listed in Note 1, and the combined results of their operations and changes in retained earnings, and cash flows for the year then ended in conformity with generally accepted accounting principles.


                                       /s/  ERNST & YOUNG LLP

Dallas, Texas
August 31, 1998

                                  MBF CORPORATION
                                 MAIL/SOURCE, INC.
                               COMBINED BALANCE SHEET
                                   JUNE 30, 1998

                         ASSETS
Current assets:
   Cash                                                                         $   56,128
   Trade accounts receivable, less allowance for doubtful accounts of
      $9,700                                                                     1,832,036
   Inventories                                                                     945,912
   Other current assets                                                            151,272
                                                                                ----------
       Total current assets                                                      2,985,348

Property and equipment, net                                                      1,058,523
Other assets, primarily cash surrender value of life insurance                     228,613
                                                                                ----------
           Total assets                                                         $4,272,484
                                                                                ----------
                                                                                ----------

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                             $  642,828
   Accrued compensation and commissions                                            454,803
   Sales and use taxes payable                                                     315,854
   Income taxes payable                                                            113,827
   Other accrued expenses                                                          115,762
   Long-term debt due within one year                                               52,908
                                                                                ----------
       Total current liabilities                                                 1,695,982
                                                                                ----------
Long-term debt:
   Advance from Precept Business Services, Inc.                                  1,150,000
   Notes payable                                                                   249,608
                                                                                ----------
       Total long-term debt                                                      1,399,608
                                                                                ----------
Commitments and contingencies

Shareholders' equity:
   Common stock of MBF Corporation, $1.00 par value, 9,000 shares
       issued and authorized                                                         9,000
   Common stock of Mail/Source, Inc., $1.00 par value, 900 shares
       issues and authorized                                                           900
   Retained earnings                                                             1,166,994
                                                                                ----------
       Total shareholders' equity                                                1,176,894
                                                                                ----------
           Total liabilities and shareholders' equity                           $4,272,484
                                                                                ----------
                                                                                ----------

               See accompanying notes to combined financial statements.

                                   MBF CORPORATION
                                  MAIL/SOURCE, INC.
                            COMBINED STATEMENT OF INCOME
                           AND CHANGES IN RETAINED EARNINGS
                               YEAR ENDED JUNE 30, 1998


Revenues from business products                                $19,213,227

Operating expenses:
   Cost of goods sold                                           12,647,755
   Sales commissions                                             2,698,117
   Selling, general and administrative expenses                  3,313,730
   Depreciation and amortization                                    97,083
                                                               -----------
       Total operating expenses                                 18,756,685
                                                               -----------

Operating income                                                   456,542

Interest and other expense:
   Interest expense                                                129,394
   Other expense                                                     1,985
                                                               -----------
       Total interest and other expense                            131,379
                                                               -----------

Income before provision for income taxes                           325,163

Provision for income taxes                                         130,065
                                                               -----------

Net income                                                         195,098

Retained earnings, beginning of year                               971,896
                                                               -----------

Retained earnings, end of year                                 $ 1,166,994
                                                               -----------
                                                               -----------


               See accompanying notes to combined financial statements.

                                   MBF CORPORATION
                                  MAIL SOURCE, INC.
                           COMBINED STATEMENT OF CASH FLOWS
                               YEAR ENDED JUNE 30, 1998

Cash flows from operating activities:
   Net income                                                   $   195,098
   Non-cash adjustments to net income:
      Depreciation and amortization                                  97,083
      Provision for doubtful accounts                                 9,716
   Changes in operating assets and liabilities:
      Trade accounts receivable                                     (13,254)
      Inventories                                                  (428,975)
      Other current assets                                           25,405
      Accounts payable                                                8,439
      Accrued compensation and commissions payable                   83,838
      Sales and use taxes payable                                    (4,597)
      Income taxes payable                                           69,846
      Other accrued expenses                                       (132,316)
                                                                -----------
         Net cash flow provided by operating activities             (89,717)
                                                                -----------
Cash flows from investing activities:
           Purchases of property and equipment                       (6,393)
   Change in cash value of life insurance                            43,642
                                                                -----------
         Net cash flow provided by investing activities              37,249
                                                                -----------
Cash flows from financing activities:
   Net repayments on long-term debt to banks                     (1,225,620)
   Advance from Precept Business Services, Inc.                   1,150,000
                                                                -----------
         Net cash flow used in financing activities                 (75,620)
                                                                -----------

Decrease in cash                                                   (128,088)
Cash, beginning of year                                             184,216
                                                                -----------
Cash, end of year                                               $    56,128
                                                                -----------
                                                                -----------
Cash payments for:
   Interest                                                     $   129,394
   Income taxes                                                 $    88,216

               See accompanying notes to combined financial statements.

                                 MBF CORPORATION
                                MAIL/SOURCE, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                            YEAR ENDED JUNE 30, 1998

NOTE 1 - BUSINESS AND BASIS OF PRESENTATION

     During June 1998, Precept Business Services, Inc. ("Precept") acquired MBF Corporation ("MBF") and Mail Source, Inc. ("Mail Source"). Precept issued 4,086,459 shares of its class A common stock in exchange for all the outstanding shares of common stock of MBF and Mail Source. Mail Source's assets included certain land and office buildings previously owned by certain trusts owned by the children of MBF's former majority shareholder. MBF's corporate office and certain of its branch offices were located in the land and office buildings contributed by the trusts ("Trust Assets").

     The accompanying financial statements represent the combined financial position, results of operations and cash flows of MBF and Mail Source, collectively referred to as the "Company" or "MBF Combined," and are
presented at their historical basis.   Although the acquisitions of MBF and
Mail Source occurred as separate transactions, the business operations of the Company are treated as one combined entity because these operations were under common control.

     MBF is engaged in the forms management business. The forms management business comprises arranging for the manufacture, storage and distribution of business forms, computer supplies, advertising information, and other business products for small to large corporate customers. MBF provides such services in 9 states and 31 locations, primarily in the southeast and southwest areas of the United States.

     Mail Source is a full service mail fulfillment company that provides printing, insertion and mailing services to small to large customers in the same states and locations as MBF.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION AND CREDIT RISK - Revenue is recognized when the Company ships goods to its customer. For items shipped directly to the customer from the vendor, the Company recognizes revenue when the Company receives notification that the vendor has shipped goods to the customer. For certain customers, the Company enters into a business products management agreement under which the customer requests the Company to hold and manage customized products that the customer has ordered. Under this arrangement, the Company generally recognizes the revenue at the time the goods are received in its warehouse, which also represents the time title passes to the customer.

     Concentration of credit risk with respect to trade receivables is limited due to the large number of customers and their geographic dispersion in the southeast and southwest parts of the United States. The effects of returns, discounts and other incentives are

                                MBF CORPORATION
                                MAIL/SOURCE, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           YEAR ENDED JUNE 30, 1998

estimated and recorded at the time of shipment. Damaged or defective products may be returned to the Company for replacement or credit. The Company performs periodic credit evaluations of its customers and does not require collateral. Historically, the Company has not experienced significant losses related to individual customers or groups of customers in any particular industry or geographic area. An allowance is maintained at a level that management believes is sufficient to cover potential credit losses on accounts receivable. No customer accounted for more than 10% of the Company's revenue in the year ended June 30, 1998.

     INVENTORIES - Inventories consist of products held for resale and are valued at the lower of cost or market; cost is determined on first-in first-out and specific identification methods. Market value is determined based on replacement cost or net realizable value.

     PROPERTY AND EQUIPMENT - Property and equipment is recorded at cost. Significant betterments or repairs that extend the useful lives of the assets are capitalized. Depreciation and amortization are recorded primarily on a double-declining basis over the estimated useful lives of the assets as follows: buildings - 20 to 30 years; equipment - 5 to 7 years; and furniture and fixtures - 7 years.

     INCOME TAXES - The Company accounts for income taxes following the liability method, which prescribes an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the future tax consequences of events that have been recognized in the Company's financial statements or tax returns. Deferred tax assets are recognized, net of any valuation allowance, for deductible temporary differences and tax operating loss and credit carryforwards.

     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS - Carrying values of cash, accounts receivable, cash surrender value of life insurance, accounts payable, accrued expenses and long-term debt to banks approximate fair value due to the short-term maturities of these assets and liabilities.

                                MBF CORPORATION
                                MAIL/SOURCE, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           YEAR ENDED JUNE 30, 1998


NOTE 3 - PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:

             Land                                                $   61,000
             Building                                               881,576
             Furniture, fixtures and equipment                      763,394
                                                                 ----------
                                                                  1,705,970
             Accumulated depreciation and amortization             (647,447)
                                                                 ----------
                                                                 $1,058,523
                                                                 ----------
                                                                 ----------

NOTE 4 - LONG-TERM DEBT

     When Precept acquired the Company, Precept repaid MBF's outstanding line of credit balance and advanced the Company $1,150,000. Such advance bears interest at prime, 8.5% at June 30, 1998, and is payable on demand. As of June 30, 1998, Precept has represented that it does not intend to demand repayment for at least fifteen months and, as a result, the advance from Precept has been classified as a long-term liability in the Company's balance sheet. All assets of the Company have been pledged by Precept as security for Precept's revolving line of credit.

     Notes payable includes a mortgage note payable to a bank of $238,338 that carries interest at 8.75% and is secured by assets with a net book value of approximately $685,000 at June 30, 1998. The mortgage note payable is classified as a long-term liability because Precept has the ability to refinance the mortgage note as a long-term liability under Precept's revolver credit agreement with its bank. Notes payable also includes equipment notes payable to a bank of $64,178 that carry interest at an average of 8.65% and are secured by equipment with a net book value of approximately $26,000 at June 30, 1998. Principal payments on these equipment notes of $52,908 and $11,270 are due in each of the next two years, respectively. As part of the acquisition of the Company, Precept has guaranteed the equipment and mortgage notes payable of the Company.

NOTE 5 - INCOME TAXES

     The provision for income taxes consists of the following:

   Current:
            Federal                                          $111,000
            State                                              19,065
                                                             --------
            Provision for income taxes                       $130,065
                                                             --------
                                                             --------

                                MBF CORPORATION
                                MAIL/SOURCE, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           YEAR ENDED JUNE 30, 1998

     A reconciliation between the statutory U.S. federal income tax rate and the Company's effective income tax rate follows:

     Statutory federal income tax rate                               34.0%
     Expenses that are not deductible for income tax reporting        1.8%
     State income taxes, net of federal income tax benefit            4.2%
                                                                     -----
     Effective income tax rate                                       40.0%
                                                                     -----
                                                                     -----

     There were no significant temporary differences between income and expense items reported for financial and tax purposes.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

     LEASES - The Company is obligated under noncancelable operating leases for office space, warehouse space and equipment that expire at various times through 2003. Annual minimum lease commitments under these leases amount to $101,100, $100,800, $96,900, $71,700 and $54,600, respectively, in the five-year period ended June 30, 2003.

     Total rent expense amounted to $205,526 in the year ended June 30, 1998.

     LITIGATION - There are various outstanding claims against the Company arising in the normal course of business. The Company believes that these claims are without merit and that any losses which might ultimately be sustained by the Company would not be material to the financial position, results of operations, or cash flows of the Company.

NOTE 8 - RELATED PARTY TRANSACTIONS

     As of June 30, 1998, other current assets include $56,450 due from the Company's former shareholder. This amount is due within the next year.

Item 7(c) - Exhibits

     2.1    Stock Purchase Agreement by and among Precept Business Products,
            Inc., Precept Business Services, Inc., MBF Corporation and J.D.
            Greco dated June 13, 1998 (1)
     2.2    Stock Purchase Agreement by and among Precept Business Products,
            Inc., Precept Business Services, Inc., Mail/Source, Inc., Joseph D.
            Greco, II Trust, Laurie Jan Greco Trust and Natalie Ann Greco Trust dated June 30, 1998 (2)
     23.1   Consent of Ernst & Young L.L.P.

     (1)    Filed as exhibit to Current Report on Form 8-K dated June 19, 1998.

     (2)    Filed herewith.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly issued this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PRECEPT BUSINESS SERVICES, INC.


September 11, 1998            By:
                                 -------------------------------------
                                 William W. Solomon, Jr.
                                 Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)


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